                                                                    EXHIBIT 10.2

                   STEWART INFORMATION SERVICES CORPORATION
                            1995 STOCK OPTION PLAN

                       INCENTIVE STOCK OPTION AGREEMENT

        Under the terms and conditions of the 1995 Stock Option Plan (the "Plan"), a copy of which is attached hereto and incorporated in this Agreement by reference, Stewart Information Services Corporation (the "Company") grants to Malcolm Morris (the "Optionee") the option to purchase 5,100 shares of the Company's Common Stock, $1.00 par value, at the price of $19.50 per share, subject to adjustment as provided in the Plan (the "Option").

        This Option shall be for a term commencing on this date and ending July 11, 2005, unless the Option is terminated earlier by reason of the Optionee's termination of employment, as provided in the Plan.

        This Option is an incentive stock option which is intended to be governed by Section 422 of the Internal Revenue Code of 1986, as amended.

        The Optionee in accepting this Option accepts and agrees to be bound by all the terms and conditions of the Plan which pertain to incentive stock options granted under the Plan.

        Granted the 12th day of July, 1995.


                                    STEWART INFORMATION SERVICES CORPORATION



                                    By /s/ CARLOSS MORRIS
                                      ------------------------------------------
                                    Name:  Carloss Morris
                                         ---------------------------------------
                                    Title: Chairman & Co-Chief Executive Officer
                                          --------------------------------------

ACCEPTED:



         (ILLEGIBLE)
-------------------------------
           Optionee


           7/20/95
-------------------------------
            Date

                                                                    EXHIBIT 10.2

                   STEWART INFORMATION SERVICES CORPORATION
                            1995 STOCK OPTION PLAN

                       INCENTIVE STOCK OPTION AGREEMENT

        Under the terms and conditions of the 1995 Stock Option Plan (the "Plan"), a copy of which is attached hereto and incorporated in this Agreement by reference, Stewart Information Services Corporation (the "Company") grants to Malcolm Morris (the "Optionee") the option to purchase 2,900 shares of the Company's Common Stock, $1.00 par value, at the price of $19.50 per share, subject to adjustment as provided in the Plan (the "Option").

        This Option shall be for a term commencing January 1, 1996, and ending July 11, 2005, unless the Option is terminated earlier by reason of the Optionee's termination of employment, as provided in the Plan.

        This Option is an incentive stock option which is intended to be governed by Section 422 of the Internal Revenue Code of 1986, as amended.

        The Optionee in accepting this Option accepts and agrees to be bound by all the terms and conditions of the Plan which pertain to incentive stock options granted under the Plan.

        Granted the 12th day of July, 1995.


                                    STEWART INFORMATION SERVICES CORPORATION



                                    By /s/ CARLOSS MORRIS
                                      ------------------------------------------
                                    Name:  Carloss Morris
                                         ---------------------------------------
                                    Title: Chairman & Co-Chief Executive Officer
                                          --------------------------------------

ACCEPTED:



         (ILLEGIBLE)
-------------------------------
           Optionee


           7/20/95
-------------------------------
            Date

                                                                    EXHIBIT 10.2

                   STEWART INFORMATION SERVICES CORPORATION
                            1995 STOCK OPTION PLAN

                       INCENTIVE STOCK OPTION AGREEMENT

        Under the terms and conditions of the 1995 Stock Option Plan (the "Plan"), a copy of which is attached hereto and incorporated in this Agreement by reference, Stewart Information Services Corporation (the "Company") grants to Stewart Morris, Jr. (the "Optionee") the option to purchase 5,100 shares of the Company's Common Stock, $1.00 par value, at the price of $19.50 per share, subject to adjustment as provided in the Plan (the "Option").

        This Option shall be for a term commencing on this date and ending July 11, 2005, unless the Option is terminated earlier by reason of the Optionee's termination of employment, as provided in the Plan.

        This Option is an incentive stock option which is intended to be governed by Section 422 of the Internal Revenue Code of 1986, as amended.

        The Optionee in accepting this Option accepts and agrees to be bound by all the terms and conditions of the Plan which pertain to incentive stock options granted under the Plan.

        Granted the 12th day of July, 1995.


                                    STEWART INFORMATION SERVICES CORPORATION



                                    By /s/ CARLOSS MORRIS
                                      ------------------------------------------
                                    Name:  Carloss Morris
                                         ---------------------------------------
                                    Title: Chairman & Co-Chief Executive Officer
                                          --------------------------------------

ACCEPTED:



         (ILLEGIBLE)
-------------------------------
           Optionee


           7/20/95
-------------------------------
            Date

                                                                    EXHIBIT 10.2

                   STEWART INFORMATION SERVICES CORPORATION
                            1995 STOCK OPTION PLAN

                       INCENTIVE STOCK OPTION AGREEMENT

        Under the terms and conditions of the 1995 Stock Option Plan (the "Plan"), a copy of which is attached hereto and incorporated in this Agreement by reference, Stewart Information Services Corporation (the "Company") grants to Stewart Morris, Jr. (the "Optionee") the option to purchase 2,900 shares of the Company's Common Stock, $1.00 par value, at the price of $19.50 per share, subject to adjustment as provided in the Plan (the "Option").

        This Option shall be for a term commencing January 1, 1996, and ending July 11, 2005, unless the Option is terminated earlier by reason of the Optionee's termination of employment, as provided in the Plan.

        This Option is an incentive stock option which is intended to be governed by Section 422 of the Internal Revenue Code of 1986, as amended.

        The Optionee in accepting this Option accepts and agrees to be bound by all the terms and conditions of the Plan which pertain to incentive stock options granted under the Plan.

        Granted the 12th day of July, 1995.


                                    STEWART INFORMATION SERVICES CORPORATION



                                    By /s/ CARLOSS MORRIS
                                      ------------------------------------------
                                    Name:  Carloss Morris
                                         ---------------------------------------
                                    Title: Chairman & Co-Chief Executive Officer
                                          --------------------------------------

ACCEPTED:



         (ILLEGIBLE)
-------------------------------
           Optionee


           7/20/95
-------------------------------
            Date

                                                                    EXHIBIT 10.2

                   STEWART INFORMATION SERVICES CORPORATION
                            1995 STOCK OPTION PLAN

                       INCENTIVE STOCK OPTION AGREEMENT

        Under the terms and conditions of the 1995 Stock Option Plan (the "Plan"), a copy of which is attached hereto and incorporated in this Agreement by reference, Stewart Information Services Corporation (the "Company") grants to Max Crisp (the "Optionee") the option to purchase 4,000 shares of the Company's Common Stock, $1.00 par value, at the price of $19.50 per share, subject to adjustment as provided in the Plan (the "Option").

        This Option shall be for a term commencing on this date and ending July 11, 2005, unless the Option is terminated earlier by reason of the Optionee's termination of employment, as provided in the Plan.

        This Option is an incentive stock option which is intended to be governed by Section 422 of the Internal Revenue Code of 1986, as amended.

        The Optionee in accepting this Option accepts and agrees to be bound by all the terms and conditions of the Plan which pertain to incentive stock options granted under the Plan.

        Granted the 12th day of July, 1995.


                                    STEWART INFORMATION SERVICES CORPORATION



                                    By /s/ CARLOSS MORRIS
                                      ------------------------------------------
                                    Name:  Carloss Morris
                                         ---------------------------------------
                                    Title: Chairman & Co-Chief Executive Officer
                                          --------------------------------------

ACCEPTED:



         (ILLEGIBLE)
-------------------------------
           Optionee


           7/21/95
-------------------------------
            Date